UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2010

INLAND DIVERSIFIED REAL ESTATE TRUST, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-53945	26-2875286
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2901 Butterfield Road
Oak Brook, Illinois 60523
(Address of Principal Executive Offices)

(630) 218-8000
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note.

On July 16, 2010, Inland Diversified Real Estate Trust, Inc. (which may be referred to as the “Registrant,” the “Company,” “we,” “our,” and “us”) filed a Current Report on Form 8-K/A (the “Original Form 8-K/A”) to provide the required financial information relating to our investments in Regal Court, located in Shreveport, Louisiana, Draper Crossing, located in Draper, Utah, The Landing at Tradition, located in Port St. Lucie, Florida, Tradition Village Center, located in Port St. Lucie, Florida, Temple Terrace, located in Temple Terrace, Florida, Kohl’s at Calvine Pointe, located in Elk Grove, California and Lake City Commons, located in Lake City, Florida, as well as the required unaudited pro forma financial information in accordance with Article 11 of Regulation S-X.  This amendment is being filed to revise the unaudited pro forma financial information contained in that Original Form 8-K/A, including the accompanying footnotes.  The unaudited pro forma financial information contained in this amendment supersedes and replaces in its entirety the unaudited pro forma financial information contained in the Original Form 8-K/A.  This amendment is limited in scope and does not amend, update or change any other items or disclosures contained in the Original
Form 8-K/A. All other information in the Original Form 8-K/A remains unchanged.

Item 9.01.  Financial Statements and Exhibits

(b)                                  Pro forma financial information

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND DIVERSIFIED REAL ESTATE TRUST, INC.

Date: July 20, 2010	By:	/s/ Steven T. Hippel
	Name:	Steven T. Hippel
	Title	Chief Accounting Officer

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Inland Diversified Real Estate Trust, Inc.

Pro Forma Consolidated Balance Sheet

March 31, 2010

(unaudited)

The following unaudited Pro Forma Consolidated Balance Sheet is presented as if the acquisitions or financings had occurred on March 31, 2010.

This unaudited Pro Forma Consolidated Balance Sheet is not necessarily indicative of what the actual financial position would have been at March 31, 2010, nor does it purport to represent our future financial position. Pro forma adjustments have been made for the properties that were purchased or financed subsequent to March 31, 2010. The pro forma adjustments were made for Pleasant Hill Commons, Regal Court, Draper Crossing, Tradition Village Center, The Landing at Tradition, Kohl’s at Calvine Pointe, Lake City Commons, and Temple Terrace.

The Company does not consider any potential property acquisitions to be probable under Rule 3-14 of Regulation S-X.

Inland Diversified Real Estate Trust, Inc.

Pro Forma Consolidated Balance Sheet

March 31, 2010

(unaudited)

		Pro Forma
	Historical	Adjustments
	(A)	(B)	Pro Forma
Assets
Net investment properties (C) (E)	$18,270,265	141,629,414	$159,899,679
Cash and cash equivalents (G)	44,006,225	2,097,578	46,103,803
Restricted cash	46,877	—	46,877
Investment in unconsolidated entity	187,500	—	187,500
Accounts and rents receivable	153,810	154,258	308,068
Investment in related party	1,000	—	1,000
Intangible assets, net (C) (E)	4,166,814	39,281,704	43,448,518
Deferred costs, net (H)	222,812	1,128,042	1,350,854
Other assets	877,629	—	877,629
Total assets	$67,932,932	184,290,996	$252,223,928

Liabilities and Equity
Mortgages payable (C)	5,445,000	107,236,750	112,681,750
Accrued offering expense	164,198	—	164,198
Accounts payable and accrued expenses	185,326	—	185,326
Distributions payable	322,553	—	322,553
Accrued real estate taxes payable	97,348	—	97,348
Advance rent and other liabilities	205,550	434,000	639,550
Intangible liabilities, net (C) (E)	501,517	3,512,952	4,014,469
Due to related parties	3,100,224	—	3,100,224
Total liabilities	10,021,716	111,183,702	121,205,418

Stockholders’ equity
Preferred stock	—	—	—
Common stock (D)	6,988	7,255	14,243
Additional paid in capital, net of offering costs (D)	59,613,821	68,700,039	128,313,860
Retained deficit (F)	(1,709,593)	—	(1,709,593)
Total stockholders’ equity	57,911,216	68,707,294	126,618,510
Noncontrolling interest (I)	—	4,400,000	4,400,000
Total equity	57,911,216	73,107,294	131,018,510
Total liabilities and equity	$67,932,932	184,290,996	$252,223,928

See accompanying notes to pro forma consolidated balance sheet.

Inland Diversified Real Estate Trust, Inc.

Notes to Pro Forma Consolidated Balance Sheet

March 31, 2010

(unaudited)

(A)  The historical column represents the Company’s Consolidated Balance Sheet as of March 31, 2010 as filed with the Securities Exchange Commission on Form 10-Q.

(B)   The pro forma adjustments column include adjustments related to our acquisitions or financings which are detailed below as follows:

	Pleasant Hill Commons	Regal Court	Draper Crossing	Tradition Village Center	The Landing at Tradition
Net investment properties	$—	36,426,421	20,208,414	16,974,398	43,137,680

Intangible assets, net	—	7,548,905	3,920,137	3,511,185	12,500,564

Intangible liabilities, net	—	684,586	156,510	658,276	1,760,166

Mortgages payable	6,800,000	30,400,000	15,036,750	14,000,000	41,000,000

	Temple Terrace	Kohl’s at Calvine Pointe	Lake City Commons	Pro Forma Adjustments
Net investment properties	$4,324,924	11,561,972	8,995,605	141,629,414

Intangible assets, net	316,000	9,918,028	1,566,885	39,281,704

Intangible liabilities, net	240,924	—	12,490	3,512,952

Mortgages payable	—	—	—	107,236,750

(C)  The proforma adjustments reflect the acquisition of the following properties by the Company.  The mortgages payable represent mortgages obtained from third parties or assumed as part of the acquisitions transactions.  No proforma adjustment has been made for prorations or other closing costs as the amounts are not significant.

Purchases	Acquisition Price	Mortgages Payable
Pleasant Hill	$—	$6,800,000
Regal Court	43,290,740	30,400,000
Draper Crossing	23,972,041	15,036,750
Tradition Village Center	19,827,307	14,000,000
The Landing at Tradition	53,878,078	41,000,000
Temple Terrace	4,400,000	—
Kohl’s at Calvine Pointe	21,480,000	—
Lake City Commons	10,550,000	—
	$177,398,166	$107,236,750

Allocation of net investments in properties:
Land	$48,960,000
Building and improvements	92,669,414
Intangible assets, net	39,281,704
Intangible liabilities, net	(3,512,952)
Total	177,398,166

Allocations are preliminary and subject to change.

(D)  Additional offering proceeds of $68,707,294, net of additional offering costs of $6,581,945, are reflected as received as of March 31, 2010 based on offering proceeds actually received as of July 15, 2010.  Offering costs consist principally of registration costs, printing and selling costs, including commissions.

(E)   Acquired intangibles represent above and below market leases and the difference between the property valued with existing in-place leases and the property valued as if vacant.  The value of the acquired intangibles will be amortized over the lease term.  Allocations are preliminary and subject to change.

(F)   No pro forma assumptions have been made for the additional payment of distributions resulting from the additional proceeds raised by the Company.

(G)  Pro forma cash proceeds of $2,097,578 represents the cash received from the issuance of equity and mortgage financings through July 15, 2010 less the pro forma net acquisition price of investments in real estate.

(H)  Loan fees of $1,128,042 represent loan fees and loan fee deposits related to the mortgage debt financings as described in (C).

(I)    The Company, through Inland Diversified/Vlass Temple Terrace JV, LLC, its joint venture with Vlass Temple Terrace, LLC, acquired Temple Terrace.  The Company and Vlass have a 49% and 51% ownership interests, respectively, in Inland Diversified/Vlass Temple Terrace JV, LLC.  The Company consolidates Temple Terrace and has recorded the Vlass ownership interests as noncontrolling interest in the accompanying pro forma consolidated balance sheet.

Inland Diversified Real Estate Trust, Inc.

Pro Forma Consolidated Statement of Operations

For the three months ended March 31, 2010

(unaudited)

The following unaudited Pro Forma Consolidated Statement of Operations is presented to give effect to the acquisition or financings of the properties indicated in Note (B) of the Notes to the Pro Forma Consolidated Statement of Operations as though they occurred on January 1, 2009. Pro forma adjustments have been made for the properties that were purchased or financed subsequent to December 31, 2009. The pro forma adjustments were made for Pleasant Hill Commons, Regal Court, Draper Crossing, Tradition Village Center, The Landing at Tradition, Temple Terrace, Kohl’s at Calvine Pointe, and Lake City Commons.

The Company does not consider any potential property acquisitions to be probable under Rule 3-14 of Regulation S-X.  This unaudited Pro Forma Consolidated Statement of Operations is not necessarily indicative of what the actual results of operations would have been for the three months ended March 31, 2010, nor does it purport to represent our future results of operations.

Inland Diversified Real Estate Trust, Inc.

Pro Forma Consolidated Statement of Operations

For the three months ended March 31, 2010

(unaudited)

		Pro Forma
	Historical	Adjustments
	(A)	(B)	Pro Forma

Rental income (C)	$414,957	4,033,785	$4,448,742
Tenant recovery income	174,414	1,084,803	1,259,217
Other property income	8,500	1,970	10,470
Total income	597,871	5,120,558	5,718,429

General and administrative	640,037	—	640,037
Property operating expenses (E)	124,114	950,144	1,074,258
Real estate taxes	89,920	540,861	630,781
Depreciation and amortization (C)	113,770	1,578,071	1,691,841
Total expenses	967,841	3,069,076	4,036,917

Operating income (loss)	(369,970)	2,051,482	1,681,512

Interest income	27,747	—	27,747
Interest expense (F)	(50,629)	(1,342,240)	(1,392,869)

Net income (loss)	(392,852)	709,242	316,390

Net income attributable to noncontrolling interest (G)	—	(67,205)	(67,205)

Net income (loss) applicable to common shares	$(392,852)	642,037	$249,185

Net income (loss) applicable to common shareholders per common share, basic and diluted (D)	$(0.08)		$.02
Weighted average number of common shares outstanding, basic and diluted (D)	4,987,095		14,243,255

See accompanying notes to pro forma consolidated statement of operations.

Inland Diversified Real Estate Trust, Inc.

Notes to Pro Forma Consolidated Statement of Operations

For the three months ended March 31, 2010

(unaudited)

(A)          The historical column represents the Company’s Consolidated Statement of Operations for the three months ended March 31, 2010 as filed with the Securities Exchange Commission on Form 10-Q.

(B)           Total pro forma adjustments for acquisitions or financings consumated as of July 15, 2010 are as though the properties were acquired January 1, 2009.

Total income, property operating expenses and real estate taxes for the three months ended March 31, 2010 are based on information provided by the sellers for the following properties:

Pleasant Hill Commons	The Landing at Tradition
Regal Court	Temple Terrace
Draper Crossing	Kohl’s at Calvine Pointe
Tradition Village Center	Lake City Commons

The pro forma adjustments for the three months ended March 31, 2010 are composed of the following adjustments:

	Pleasant Hill Commons	Regal Court	Draper Crossing	Tradition Village Center

Rental income	$140,289	905,927	588,814	$462,615
Tenant recovery income	46,749	179,830	92,320	217,413
Other property income	480	—	1,490	—
Total income	187,518	1,085,757	682,624	680,028

Property operating expenses	37,670	124,814	86,049	164,564
Real estate taxes	20,864	114,862	69,190	82,605
Depreciation and amortization	39,965	407,489	268,184	210,965
Total expenses	98,499	647,165	423,423	458,134

Operating income	89,019	438,592	259,201	221,894

Interest expense	(102,330)	(441,900)	(211,030)	(149,400)

Net income (loss)	$(13,311)	(3,308)	48,171	$72,494

	The Landing at Tradition	Temple Terrace	Kohl’s at Calvine Pointe	Lake City Commons	Total Pro Forma Adjustments

Rental income	$1,237,556	126,640	346,944	225,000	$4,033,785
Tenant recovery income	447,601	17,323	—	83,567	1,084,803
Other property income	—	—	—	—	1,970
Total income	1,685,157	143,963	346,944	308,567	5,120,558

Property operating expenses	430,184	28,575	19,890	58,398	950,144
Real estate taxes	202,327	22,500	—	28,513	540,861
Depreciation and amortization	409,345	16,402	128,853	96,868	1,578,071
Total expenses	1,041,856	67,477	148,743	183,779	3,069,076

Operating income	643,301	76,486	198,201	124,788	2,051,482

Interest expense	(437,580)	—	—	—	(1,342,240)

Net income (loss)	$205,721	76,486	198,201	124,788	$709,242

(C)           Investment properties will be depreciated on a straight-line basis based upon estimated useful lives of 30 years for buildings and improvements and 15 years for site improvements. The portion of the purchase price allocated to above or below market lease intangibles will be amortized on a straight-line basis over the life of the related leases as an adjustment to rental income. In-place lease intangibles will be amortized on a straight-line basis over the life of the related leases as a component of amortization expense. The purchase price allocation for pro forma financial statement purposes are preliminary and may be subject to change.

(D)          The pro forma weighted average shares of common stock outstanding for the three months ended March 31, 2010 was calculated assuming all shares sold through July 15, 2010 were issued on January 1, 2009.

(E)           Management fees are calculated as 4.5% of gross revenues pursuant to the new management agreements and are included in property operating expenses.  For the three months ended March 31, 2010, pro forma property operating expenses included incremental management fees of $142,789 such that management fees represent the anticipated ongoing cost to the Company.

(F)           The pro forma adjustments relating to incremental interest expense were based on the following debt terms:

	Principal Balance	Interest Rate	Maturity Date
Merrimack Village Center	$5,445,000	6.50%	March 1, 2015
Pleasant Hill Commons	6,800,000	6.00%	June 1, 2017
Regal Court	30,400,000	5.80%	June 1, 2015
Draper Crossing	15,036,750	7.33%	December 1, 2011
Tradition Village Center	14,000,000	4.25%	June 1, 2015
The Landing at Tradition	41,000,000	4.25%	June 1, 2015
	$112,681,750

The Draper Crossing loan was assumed at acquisition as such, the loan premium of $332,995 is amortized into interest expense over the remaining estimated term of the loan.

(G)           The Company, through Inland Diversified/Vlass Temple Terrace JV, LLC, its joint venture with Vlass Temple Terrace, LLC, acquired Temple Terrace. The Company and Vlass have a 49% and 51% ownership interests, respectively, in Inland Diversified/Vlass Temple Terrace JV, LLC. The Company consolidates Temple Terrace and has recorded the Vlass ownership interests as noncontrolling interest. Net income of the joint venture is allocated to the noncontrolling interest pursuant to the terms of the joint venture agreement.

Inland Diversified Real Estate Trust, Inc.

Pro Forma Consolidated Statement of Operations

For the year ended December 31, 2009

(unaudited)

The following unaudited Pro Forma Consolidated Statement of Operations is presented to give effect to the acquisition or financing of the properties indicated in Note (B) of the Notes to the Pro Forma Consolidated Statement of Operations as though they occurred on January 1, 2009 or the date significant operations commenced.  Pro forma adjustments have been made for the properties that were purchased or financed subsequent to January 1, 2009. The pro forma adjustments were made for Merrimack Village Center, Pleasant Hill Commons, Regal Court, Draper Crossing, Tradition Village Center, The Landing at Tradition, Temple Terrace, Kohl’s at Calvine Pointe, and Lake City Commons.

The Company does not consider any potential property acquisitions to be probable under Rule 3-14 of Regulation S-X.

This unaudited Pro Forma Consolidated Statement of Operations is not necessarily indicative of what the actual results of operations would have been for the year ended December 31, 2009, nor does it purport to represent our future results of operations.

Inland Diversified Real Estate Trust, Inc.

Pro Forma Consolidated Statement of Operations

For the year ended December 31, 2009

(unaudited)

		Pro Forma
	Historical	Adjustments
	(A)	(B)	Pro Forma

Rental income (C)	$64,175	17,558,987	$17,623,162
Tenant recovery income	32,068	5,179,721	5,211,789
Other property income	—	21,661	21,661
Total income	96,243	22,760,369	22,856,612

Organization	60,042	—	60,042
General and administrative	273,378	—	273,378
Property operating expenses (E)	21,838	4,465,070	4,486,908
Real estate taxes	12,335	2,629,668	2,642,003
Depreciation and amortization (C)	28,619	6,779,986	6,808,605
Total expenses	396,212	13,874,724	14,270,936

Operating income (loss)	(299,969)	8,885,645	8,585,676

Interest income	3,036	—	3,036
Interest expense (F)	—	(5,803,419)	(5,803,419)

Net income (loss)	(296,933)	3,082,226	2,785,293

Net income attributable to noncontrolling interest (G)	—	(209,396)	(209,396)

Net income (loss) applicable to common shares	$(296,933)	2,872,830	$2,575,897

Net income (loss) allocated to common shareholders per common share, basic and diluted (D)	$(0.81)		$.18
Weighted average number of common shares outstanding, basic and diluted (D)	367,888		14,243,255

See accompanying notes to pro forma consolidated statement of operations.

Inland Diversified Real Estate Trust, Inc.

Notes to Pro Forma Consolidated Statement of Operations

For the year ended December 31, 2009

(unaudited)

(A)                              The historical column represents the Company’s Consolidated Statement of Operations for the year ended December 31, 2009 as filed with the Securities Exchange Commission on Form 10-K.

(B)                                Total pro forma adjustments for acquisitions consumated as of July 15, 2010 are as though the properties were acquired or financed on January 1, 2009.

Total income, property operating expenses and real estate taxes for the year ended December 31, 2009 is based on information provided by the seller for the following properties:

Merrimack Village Center	Tradition Village Center	Lake City Commons
Pleasant Hill Commons	The Landing at Tradition
Regal Court	Temple Terrace
Draper Crossing	Kohl’s at Calvine Pointe

The pro forma adjustments for the year ended December 31, 2009 are composed of the following adjustments:

	Merrimack Village Center	Pleasant Hill Commons	Regal Court	Draper Crossing	Tradition Village Center

Rental income	$943,093	1,066,777	3,548,242	2,384,827	$1,775,645
Tenant recovery income	318,892	355,488	871,454	473,021	806,318
Other property income	14,210	3,651	—	3,800	—
Total income	1,276,195	1,425,916	4,419,696	2,861,648	2,581,963

Property operating expenses	270,467	286,395	614,482	354,766	745,107
Real estate taxes	209,982	158,653	459,448	297,765	359,359
Depreciation and amortization	323,667	303,897	1,629,955	1,072,741	843,858
Total expenses	804,116	748,945	2,703,885	1,725,272	1,948,324

Operating income	472,079	676,971	1,715,811	1,136,376	633,639

Interest expense	(359,890)	(415,005)	(1,792,150)	(855,844)	(605,900)

Net income (loss)	$112,189	261,966	(76,339)	280,532	$27,739

	The Landing at Tradition	Temple Terrace	Kohl’s at Calvine Pointe	Lake City Commons	Total Pro Forma Adjustments

Rental income	$5,046,418	482,561	1,387,774	923,650	$17,558,987
Tenant recovery income	1,899,595	112,200	—	342,753	5,179,721
Other property income	—	—	—	—	21,661
Total income	6,946,013	594,761	1,387,774	1,266,403	22,760,369

Property operating expenses	1,688,095	170,466	79,561	255,731	4,465,070
Real estate taxes	910,790	112,168	—	121,503	2,629,668
Depreciation and amortization	1,637,378	65,608	515,409	387,473	6,779,986
Total expenses	4,236,263	348,242	594,970	764,707	13,874,724

Operating income	2,709,750	246,519	792,804	501,696	8,885,645

Interest expense	(1,774,630)	—	—	—	(5,803,419)

Net income (loss)	$935,120	246,519	792,804	501,696	$3,082,226

(C)                                Investment properties will be depreciated on a straight-line basis based upon estimated useful lives of 30 years for buildings and improvements and 15 years for site improvements.  The portion of the purchase price allocated to above or below market lease intangibles will be amortized on a straight-line basis over the life of the related leases as an adjustment to rental income.  In-place lease intangibles will be amortized on a straight-line basis over the life of the related leases as a component of amortization expense.  The purchase price allocation for pro forma financial statement purposes are preliminary and may be subject to change.

(D)                               The pro forma weighted average shares of common stock outstanding for the year ended December 31, 2009 was calculated assuming all shares sold through July 15, 2010 were issued on January 1, 2009.

(E)                                 Management fees are calculated as 4.5% of gross revenues pursuant to the new management agreements and are included in property operating expenses.  For the year ended December 31, 2009, pro forma property operating expenses included incremental management fees of $573,441, such that management fees represent the anticipated ongoing cost to the Company.

(F)                                 The pro forma adjustments relating to incremental interest expense were based on the following debt terms:

	Principal Balance	Interest Rate	Maturity Date
Merrimack Village Center	$5,445,000	6.50%	March 1, 2015
Pleasant Hill Commons	6,800,000	6.00%	June 1, 2017
Regal Court	30,400,000	5.80%	June 1, 2015
Draper Crossing	15,036,750	7.33%	December 1, 2011
Tradition Village Center	14,000,000	4.25%	June 1, 2015
The Landing at Tradition	41,000,000	4.25%	June 1, 2015
	$112,681,750

The Draper Crossing loan was assumed at acquisitions as such the loan premium of $332,995 is amortized into interest expense over the remaining estimated term of the loan.

(G)                                The Company, through Inland Diversified/Vlass Temple Terrace JV, LLC, its joint venture with Vlass Temple Terrace, LLC, acquired Temple Terrace. The Company and Vlass have a 49% and 51% ownership interests, respectively, in Inland Diversified/Vlass Temple Terrace JV, LLC. The Company consolidates Temple Terrace and has recorded the Vlass ownership interests as noncontrolling interest. Net income of the joint venture is allocated to the noncontrolling interest pursuant to the terms of the joint venture agreement.